SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS
Dated November 17, 2003

Acquisition of the assets of

DELAWARE CORE EQUITY FUND
(a series of Voyageur Mutual Funds III)

DELAWARE DEVON FUND
(a series of Delaware Group Equity Funds I)

and

DELAWARE GROWTH AND INCOME FUND
(a series of Delaware Group Equity Funds II)

By and in exchange for shares of

DELAWARE DECATUR EQUITY INCOME FUND
(a series of Delaware Group Equity Funds II)

The following replaces the second sentence under the section "Voting Information - Who is entitled to vote?" in the Fund's Joint Proxy Statement/Prospectus on page 20:

As of Record Date, there were 1,395,854.591 outstanding shares of the Core Equity Fund, 7,654,703.975 outstanding shares of the Devon Fund and 35,576,724.783 outstanding shares of the Growth and Income Fund.

This Supplement is dated November 20, 2003.